SECOND AMENDMENT TO EMPLOYMENT AGREEMENT

     SECOND AMENDMENT AGREEMENT, made as of March 10, 1995, between ZYGO CORPORATION, a Delaware corporation with an office at Laurel Brook Road, Middlefield, Connecticut 06455 (the "Company"), and GARY K. WILLIS, residing at 3 Matson Ridge, Old Lyme, Connecticut 06371 (the "Executive").

                              W I T N E S S E T H :

     WHEREAS, the Company and the Executive are parties to an Employment Agreement, dated as of February 13, 1992, as amended by an Amendment Agreement, dated as of August 26, 1993 (as so amended, the "Agreement"); and

     WHEREAS, the Company and the Executive desire to amend the Agreement as herein provided.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Except as specifically amended herein, the Agreement, and each and every term thereof, shall remain in full force and effect. All references in the Agreement to the "Agreement" shall be deemed to refer to the Agreement, as amended hereby.

     2. Section 2 of the Agreement is hereby amended by deleting the last sentence of such Section in its entirety and substituting therefor the following:

          "Thereafter, this Agreement shall automatically be renewed for successive one year terms unless either party shall give the other thirty
     (30) days prior written notice of its or his intent not to renew this Agreement. The initial three-year term together with all such additional one-year period(s) of employment, if any, are collectively referred to herein as the "term" of this Agreement."

     3. Section 3 of the Agreement is hereby amended by deleting the amount of "$175,000" in the first sentence of such Section and substituting therefor the amount of "190,000."


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     4. Section 5 of the Agreement is hereby amended by deleting such Section in its entirety and substituting therefor the following:

               "5. AUTOMOBILE.

     The Company shall, during the term of Executive's employment hereunder, provide Executive with a monthly allowance for an automobile in the amount of $900 in lieu of any expense reimbursement for Company use of an automobile."

     5. Section 9(b)(ii) is hereby amended by deleting such subsection in its entirety and substituting therefor the following:

          "(ii) if Executive resigns for any reason within ninety (90) days after the Change in Control the Company shall (a) continue existing health insurance, dental coverage, key man life insurance, AD&D and long-term disability coverage in effect for Executive at the time of his resignation for a period of the lesser of three years or until covered by another plan, and (b) continue the Executive's salary for a one year period, provided, however, that during the applicable period in which benefits are being paid by the Company, Executive agrees to maintain a consulting relationship with the Company which shall not interfere with other obligations of the Executive."

     6. Executive represents and warrants that he is free to enter into this Second Amendment Agreement and to perform the duties required hereunder, and that there are no employment contracts or understandings, restrictive covenants or other restrictions, whether written or oral, preventing the performance of his duties under the Agreement, as amended hereby.

     7. No amendment or alteration of the terms of this Second Amendment Agreement shall be valid unless made in writing and signed by both of the parties hereto.

     8. This Second Amendment Agreement shall be governed by the laws of the State of Connecticut applicable to agreements made and to be performed therein.

     9. This Second Amendment Agreement may be executed in any number of counterparts with the same effect as if the signatures hereto were upon the same instrument.


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

     IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment Agreement as of the date and year first above written.


                                         ZYGO CORPORATION

                                         By:
                                            ---------------------------------
                                              Mark J. Bonney
                                              Vice-President -
                                                Finance and Administration



                                            ---------------------------------
                                                     GARY K. WILLIS


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